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                                                                 EXHIBIT 23(C)





                        CONSENT OF  BROUSE & MCDOWELL
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                         CONSENT OF BROUSE & MCDOWELL





        We hereby consent to the inclusion of the legality opinion dated
October 26, 1994, and the form of our opinion on certain federal tax matters, as Exhibits to Amendment No. 1 to the Registration Statement on Form S-4 (No. 33-55491) of First Bancorporation of Ohio, and to the reference to our firm under the caption "Legal Opinion" in the Prospectus and Joint Proxy Statement comprising a part of the Registration Statement.




                                                BROUSE & MCDOWELL

Dated: October 26, 1994                         /s/ Brouse & McDowell